UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2012

Upstream Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

413 North Federal Highway Ft. Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 915-1550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2012, the Board of Directors of Upstream Worldwide, Inc. (the “Company”) granted Michael Brachfeld, the Company’s Chief Financial Officer, 400,000 stock options exercisable at $0.20 per share. These options vest each calendar quarter over a four year period, with the first vesting date being September 30, 2012, subject to continued employment on the applicable vesting date. Additionally, the Board granted Messrs. Michael Brauser and Sergio Zyman, the Company’s Co-Chairmen, each 1,000,000 shares of fully vested common stock. Mr. Zyman was also granted 1,000,000 fully vested stock options exercisable at $0.20 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM WORLDWIDE, INC.

Date: July 20, 2012	By:	/s/ Daniel Brauser
	Name:	Daniel Brauser
	Title:	Chief Executive Officer and President